SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             May 24, 2018
                            Date of Report
                 (Date of Earliest Event Reported)

                     GROW TECH CONSTRUCTION CORPORATION
        (Exact Name of Registrant as Specified in its Charter)

                    SYNDICATED RESORTS ASSOCIATION INC.
       (Former Name of Registrant as Specified in its Charter)

 Delaware                     000-55677                  81-3495059
(State or other         (Commission File Number)        (IRS Employer
jurisdiction              of incorporation)            Identification No.)

                      9454 Wilshire Boulevard #612
                       Beverly Hills, California 90212
          (Address of principal executive offices) (zip code)

                             310-888-1870
           (Registrant's telephone number, including area code)


  ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Grow Tech Construction Corporation and filed such change with the State of Delaware.

                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                 SYNDICATED RESORTS ASSOCIATION INC.
Date: May 30, 2018                  /s/  James Cassidy
                                               President